Investor Presentation January 2008

American Apparel

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about American Apparel, Inc. ("American Apparel" or the "Company"). Forward-looking statements are statements that are not historical facts and include statements regarding, among other things, the Company's future financial condition and results of operations and the Company's prospects and strategies for future growth. Such forward-looking statements are based upon the current beliefs and expectations of American Apparel's management, but are subject to risks and uncertainties, which could cause actual results and/or timing of events to differ materially from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in forward-looking statements: business conditions, including risks associated with foreign markets, international business and online retail operations, increases in materials or labor costs and employee matters; the Company's relationships with its lenders and its ability to comply with the terms of its existing credit facilities; changing interpretations of generally accepted accounting principles; changes in the overall level of consumer spending; changes in preferences in apparel or the acceptance of the Company's products and the Company's ability to anticipate such changes; the performance of the Company's products within the prevailing retail environment; availability of store locations at appropriate terms and our ability to open new stores and expand internationally; the possibility that the Company's suppliers may not timely deliver raw materials and supplies; financial non-performance by the Company's customers, primarily in the wholesale business; inquiries and investigations and related litigation; continued compliance with U.S. and foreign government regulations, legislation or regulatory environments; requirements or changes adversely affecting the business in which the Company is engaged; fluctuations in customer demand; management of rapid growth, intensity of competition, both domestic and foreign, from other apparel providers; changes in key personnel; costs as a result of operating as a public company; general economic conditions; increases in interest rates; geopolitical events and regulatory changes; as well as other relevant risks detailed in Endeavor Acquisition Corp's definitive proxy statement dated November 28, 2007 relating to its acquisition of American Apparel Inc. and its affiliated companies.

This presentation includes certain financial information (such as EBITDA and Pro Forma Adjusted EBITDA) not derived in accordance with generally accepted accounting principles ("GAAP"). American Apparel believes that the presentation of these non-GAAP measures provides information that is useful to investors as important financial measures to assess the Company's operating performance. The Company's Pro Forma Adjusted EBITDA as set forth herein was derived by taking earnings before interest, taxes, depreciation and amortization as adjusted for certain one-time non-recurring items and exclusions. The Company does not assume any obligation to update the information contained in this presentation.

American Apparel Highlights

*A leading basics brand for young adults, the largest emerging market demographic(1)

*Cutting-edge advertising, product branding, and "Made in Downtown LA" operations have created significant brand awareness and "cult" status worldwide

*Strong growth of wholesale and retail divisions, including international retail expansion (currently over 180 stores worldwide in 13 countries)(2)

*Successful strategy with significant expansion potential

*A vertically integrated business model (based on speed-to-market) and merchandise focus on year-round styles, minimizes risk and provides for consistent operating results

(1) As reported by Steve Kroft for 60 Minutes, September 2005 (2) As of January 15, 2008

American Apparel Facts

Now the largest single garment factory(1) in the United States, employing over 6,700 people worldwide

"Vertically Integrated" - has eliminated the use of sewing sub-contractors and offshore labor

Knits, dyes, cuts, sews, photographs, markets, distributes, and designs garments in Los Angeles

Capacity to produce over 1 million T-shirts per week with significant potential to expand

Recognized in Inc. Magazine's "Top 500" issue for two years in a row as one of the fastest-growing private companies

Operates full distribution facilities in Montreal, Canada and Dusseldorf, Germany

Dov Charney was included in Los Angeles Times Magazine's list of the "100 Most Powerful People in Southern California" (2006)

Dov Charney was included in Details Magazine, "50 Most Powerful People" (2006)

Dov Charney was honored in the GQ "Men of the Year" issue (2003)

Media Magazine recognized American Apparel in its "Top 10 Socially Responsible Companies" (2006)

Experienced sewers can earn between $10-$12 per hour or more

Has opened over 180 retail locations in 13 countries: United States, Canada, England, France, Germany, Israel, Italy, Japan, Korea, Mexico, the Netherlands, Sweden and Switzerland

Dov Charney awarded the prestigious "Entrepreneur of the Year" award by Ernst & Young (2004)

(1) As reported in Los Angeles Times , West Magazine, August 2006

Selected Advertising

"...just about the only print ads I've consistently engaged with lately are for American Apparel...His ads are not only hot (they show his sexy employees modeling the merch) and briskly reinforce the brand message (which is about well-constructed, no-frills, eminently wearable, sweatshop-free clothing), but are refreshingly not celebrity-obsessed."

AdAge "Media Guy Slips Into Coma; Are Print Ads to Blame?"

"August 29, 2005

Selected Product Placement

Vogue Italia-June 2006

Nylon-February 2007

Dazed and Confused-May 2007

W-June 2007

Selected Product Placement (cont"d)

Seventeen-July 2007

SPIN-September 2006

Look-March 2007

GQ-July 2005

Retail Profile

Domestic Retail

-Currently 105 stores in the U.S.-All stores are company-owned and operated -Very few mall locations-Under-penetrated in most markets-Concept carries broad geographic appeal-Selectively enter new markets

*International Retail

-Currently 77 stores outside the U.S.-All stores are company-owned and operated-Brand recognized globally-Accelerate store openings-Expand in existing markets-Selectively enter new markets

*Total Number of Stores by Geography:

2003-3
2004-26-9-3-37
2005-66-20-17-104
2006-93-26-28-147
2007-105-30-47-182
USA-Canada-International

Store Locations (North America)



Coming Soon (10)

Dallas
Honolulu
Houston
Manhattan
—Hell's Kitchen
King of Prussia
New Haven
San Francisco (2)
Scottsdale
Washington DC

● Open
● Opened in 2007
● Coming Soon

Canada

Quebec:
Ste-Foy (1)
Montreal (9)

Ontario:
Kingston (1)
London (1)
Toronto (6)
Ottawa (2)

Nova Scotia:
Halifax (1)

Alberta:
Calgary (1
Edmonton (1)

British Columbia:
Vancouver (4)
Burnaby (1)

Manitoba:
Winninpeg (1)

United States

Arizona:
Tempe (1)
Tucson (1)

Colorado:
Boulder (1)
Denver (1)

Northern California:
Berkeley (1)
Palo Alto (1)
San Francisco (2)
Santa Cruz (1)

Southern California:
Camarillo (1)
Claremont (1)
Huntington Beach (1)
La Jolla (1)
Los Angeles (10)
—Beverly Hills
—Cherokee
—Echo Park
—Hollywood
—Little Tokyo
—Los Feliz
—Melrose
—Pasadena
—Santa Monica
—West Hollywood
—Westwood Village
San Diego (2)
Santa Ana (1)
Santa Barbara (1)

Connecticut:
South Norwalk (1)

District of Columbia:
Washington (1)

Florida:
Coconut Grove (1)
Coral Gables (1)
Gainesville (1)
Key West (1)
Miami (3)

Georgia:
Atlanta (3)
Savannah (1)

Illinois:
Chicago (4)
Evanston (1)

Louisiana:
New Orleans (1)

Maryland:
Baltimore (1)
Silver Spring (1)

Massachusetts:
Boston (1)
Cambridge (1)

Michigan:
Ann Arbor (1)
East Lansing (1)
Royal Oak (1)

Minnesota:
Minneapolis (1)

Missouri:
Kansas City (1)

Nevada:
Las Vegas (2)

New Jersey:
Hoboken (1)

New York:
Brooklyn (4)
Manhattan(11)
—Chelsea
—Columbia University
—Columbus Circle
—Flatiron
—Gramercy
—Lower East Side
—Noho
—Soho
—Tribeca
—Upper East Side
—West Village
Woodbury Common

North Carolina:
Charlotte (1)

Ohio:
Cincinnati (1)
Cleveland (1)
Columbus (1)

Oregon:
Bridgeport Village (1)
Eugene (1)
Portland (2)

Pennsylvania:
Pittsburgh (2)
Philadelphia (2)

Rhode Island :
Providence (1)

South Carolina:
Charleston (1)
Columbia (1)

Tennessee:
Memphis (1)
Nashville (1)

Texas:
Austin (3)
Dallas (1)
Houston (1)

Vermont:
Burlington (1)

Utah:
Salt Lake City (1)

Virginia:
Richmond (1)

Washington:
Seattle (3)

Mexico

Playa Del Carmen (1)
Mexico City (1)

10

American Apparel

Store Locations (Europe and Asia)
Coming Soon (8)
AmsterdamAntwerpBarcelonaBristolFirenzeLiverpoolMadrid Melbourne
United Kingdom
London (6)Brighton (1)Glasgow (1)
Germany
Berlin (3) Düsseldorf (1) Frankfurt (1) Hamburg (2)Heidelberg (1) Koln (2) Munchen (2)Stuttgart (1)
France
Paris (6)
Italy
Milano (1)
Netherlands
Amsterdam (1)
Rotterdam (1)
Sweden Stockholm (1)
Switzerland Zurich (1)
IsraelJerusalem(1) Tel Aviv (1)
JapanTokyo (3)Osaka (1)Fukuoka (1)
South KoreaBusan (1)Cheong-Ju City (1)Daegu City (1) Seoul (2)Gyeonggi-do (1) Open
Opened in 2007
Coming Soon

Production
Team-based manufacturing, high-perceived product quality, premium product pricing, and speed-to-market advantage allow for efficient, profitable apparel production in the United States *Facilities Downtown Los Angeles
-800,000 square foot cut & sew and distribution facility (largest in US)
-Knitting facility (KCL Knitting), supplies approx. 35% of knitted fabric utilized
*Hawthorne, California:
-Dye house (American Apparel Dyeing & Finishing), handles approx. 35% of dyeing volume

*Production Volume
*State-of-the-art, team-based manufacturing system at cut & sew facility allows for higher throughput and lower levels of work-in-process inventory

*Production Volume (cont'd)
*Approximately 200,000 pieces per day; 1 million pieces per week
*Average shift of 100 teams of sewing operators
*1.5 shifts on weekdays Monday through Friday, very small shift on Saturdays

*Advantages of Domestic Manufacturing
*Greater ability to control product quality
*Speed-to-market in wholesale and retail channels
*Reduced need to forecast fashion trends {leads to} less risk of overstocks or stock-outs

Vertically Integrated Manufacturing
American Apparel controls a significant portion of the value chain to ensure quality, speed to market, and a consistent brand positioning
-Purchased additional dye house in December 2007 to add production capacity
Yarn Vendors
Knit Vendors
KICL Knitting
Commission Knitter 1
Commission Knitter 2
Commission Knitter N
Dye Vendors
AAD&F
Commission Dyehouse 1
Commission Dyehouse N

American Apparel
Wholesale Customer 1
Wholesale Customer N
AA Stoer 1
AA Store N

Information Technology
Opportunity to enhance information systems to improve planning, purchasing, and allocation for wholesale and retail
*Enterprise Resource Planning (ERP) system
*Phase I: on track for completion by end of Q1 2008
-Reduce raw materials inventory
-Increase responsiveness to demand
-Better customer forecasting
-Improved supply chain visibility
*Phase II: A/R, order entry, warehouse & fulfillment logistics - to come
*Data warehouse
*Enhanced analytics, KPIs
*Other
*In-house pilot projects
-Improved out of stock position at retail
-Enhance floor replenishment
-Improve supply chain

Historical Financial Information
(Dollars in Millions)
2002A
2003A
2004A
2005A
2006A
2007 YTD Retail
$0
$13
$73
#133
$147 Wholesale
$38
$78
$119
$129
$150
$129 Total Revenue
$38
$78
$132
$202
$283
$276 Pro FOrma Adjusted EBITDA
$4
$10
$14
$24
$32
$45 EBITDA Margin
11%
13%
11%
12%
11%
16% Store Count at Year End
12/31/07 United States
3
26
66
93
105 Canada
9
20
26
30 International
3
17
28
47 Total Store Count
3
38
103
147
182 Note: All numbers unaudited except for 2005 and 2006. 2007 YTD represents first three quarters.

Same-Store Sales Growth
2005
2006
2007 Q1
64%
16%
17% Q2
56%
0%
24% Q3
41%
3%
27% Q4
41%
5% YR
45%
5%

Capital Structure Businses plan now funded -Cash proceeds from merger-$23.7 million -Approx. 5.6 million warrants exercised as of 1/11/2008 -additional $33.7 million of cash proceeds
Current Share Count Holder
Shares
Percent Founder
37.2 million
52.3% Employees(1)
2.7 million
3.8% APP Common(2)
21.8 million
30.6% APP Warrants(3)
5.5 million
7.7% EDA Management/Other
4.0 million
5.7%
71.3 million
100.0%
1 Represents shares issuable to American Apparel employees post-closing. 2 Includes 5.6 million shares from exercise of warrants. 3 Represents fully diluted impact of 10.5 million warrants still outstanding based on $12.50 closing price of APP on 1/11/2008.

Post Merger Capital Structure
(Dollars in millions)
9/30/07
Merger
Warrants
PF 9/30/07
Cash
$6.9
$23.7
$33.7
$64.2
Cash Overdraft
$4.9
$4.9 Total Long-Term Debt
120.0
(13.2)
106.8
Total Capital Leases
6.8
6.8
Total Debt
$131.7
$118.5
Net Debt
$124.8
$54.3

Note: Post merger capital structure, for illustrative purposes, as adjusted to give effect to cash proceeds from merger, debt repayments stipulated by merger agreement, and cash recieved from warrant exercises.

Summary
*An exciting new brand, with a global following

*Versatile basics made in a vertically integrated, domestic factory,capable of rapid-fire response to demand

*A core demographic of young adults, emerging as the largest market in 5 decades

*More than 180 stores in 13 countries, with potential to expand to 800 locations worldwide

*Business plan now funded